SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                              ---------------------



                                   FORM 8 - K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 28, 1999
                                (Date of Report)

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


     STATE OF DELAWARE                0-20468                   68-0195770
-----------------------------      ------------            -------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)


                   629 J Street, Sacramento, California        95814
                 (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (916) 231-0400

Item 5. Other Events

     Alternative Technology Resources, Inc. announced an agreement with Healtheon Corporation to allow uninsured and underinsured consumers to register for Alternative Technology Resources proposed Internet Medical Provider Network under development through the use of Healtheon's consumer portal. Attached is a copy of the press release.

Item 7. Financial Statements and Exhibits

     Exhibits

     99.  Press Release

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 12, 1999

                                       ALTERNATIVE TECHNOLOGY RESOURCES, INC.



                                      By   /S/   JAMES W. CAMERON, JR.
                                                 -------------------------
                                                 James W. Cameron, Jr.
                                                 Chief Executive Officer